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                                                                   Exhibit 10.27

                 FORM OF UNDERTAKING TO MAINTAIN CONFIDENTIALITY

I, the undersigned, being employed by the Company specified in paragraph 4 below, do hereby undertake as follows:

1. Not to reveal and/or inform and/or transfer to any other person and/or body, whether directly or indirectly, any detail of information and/or know-how including professional, business and/or trade secrets belonging to and/or pertaining to and/or deriving from the Company, which reached and/or will reach my knowledge, whether directly or indirectly, as part of my work in the Company and/or for the Company, and not to use them for the benefit of myself or for the benefit of any third party whatsoever. I likewise undertake to keep confidential, in the manner described above, all information which reaches me in the course of my work in the Company, from every corporation and/or other body with which the Company has business relations.

2. To return to the Company upon termination of my employment therewith, all its documents and/or mimeographs and/or copies, including reports, letters, charts, on paper or in a form of magnetic, visual or any other media, as well as samples, employee identification (hereinafter "Documents"), which will be in my possession and/or under my control, and neither to keep for myself nor to enable any other person or body to see, mimeograph, copy or make any other use of these Documents, whether during the period of my employment with the Company or following termination of my employment.

3. My obligations as set forth in paragraphs 1-3 above have no time constraints and will remain valid forever.

4. For the purposes of this document, the term "Company" refers to "OMRIX BIOPHARMACEUTICALS LTD." and includes every subsidiary, affiliated or controlling Company or every Company or other body, either now in existence or which will be established in the future during my employment in the Company and/or my work for the Company, in which one of the shareholders also is or will be a shareholder in the Company.

     In witness whereof I have hereunto set my hand today: ____________ 20_____

Name: _______________________________   ID: ___________________

Address: ____________________________


Legible Signature:
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Witness to Signature:
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